SHARE-BASED PAYMENTS - Share based compensation expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
SHARE-BASED PAYMENTS
Cost of revenue	$ 10,050	$ 10,424
General and administrative expenses	48,850	54,458
Research and development expenses	24,258	18,246
Selling expenses	7,490	5,227
Total	$ 90,648	$ 88,355